SCHEDULE 14A
Reg. 240.14a-101
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant         [x]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:
[ ] Preliminary Proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 141-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Reg. 240.14(A)-
11(c) or Reg. 240.14a-12

                                Calvin B. Taylor
Bankshares, Inc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Rules
14a-6(i)(1) and 0-11.
        1) Title of each class of securities to
which transaction applies:



        2) Aggregate number of Securities to which transaction applies:


        3) Per unit price or other underlying value of transaction computed puruant to Exchange
        Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


        4) Proposed maximum aggregate value of
transaction:


        5) Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount previously paid


2) Form, Schedule or registration Statement No.


3) Filing Party:


4) Date Filed:




CALVIN B. TAYLOR BANKSHARES, INC.
P. O. Box 5, 24 N. Main Street,  Berlin, Maryland
21811


PROXY STATEMENT FOR
ANNUAL MEETING OF
SHAREHOLDERS
To be held on May
7, 1997


        This proxy statement is furnished in
connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the
"Meeting") of Calvin B. Taylor Bankshares, Inc. (the
"Company") to
be held on May 7, 1997 at 2:00 P.M. and at the adjournment thereof, for the purposes set forth in this Proxy Statement. THIS PROXY IS SOLICITED ON
BEHALF OF THE BOARD OF DIRECTORS OF THE
COMPANY.  The principal Executive Office of this
Company is 24 North Main Street, Berlin, Maryland
21811.  The Proxy Statement and the accompanying
Form of Proxy were first mailed to the shareholders on or about April 2, 1997.

VOTING AND REVOCABILITY OF PROXY APPOINTMENTS

        The Company has fixed April 2, 1997, as the record date (the "Record Date") for determining the shareholders entitled to notice of and to vote at the meeting. The Company's only stock is its Common
Stock, par value $1.00 per share (the "Common
Stock").  At the close of business on the Record
Date, there were outstanding and entitled to vote
810,000 shares of Common Stock of the Company, with each share being entitled to one vote. There are no cumulative voting rights. A majority of the outstanding shares of Common Stock represented at the Meeting, in person or by proxy, will constitute a quorum.

        All proxies will be voted in accordance with the instructions contained in the proxies. If no choice is specified, proxies will be voted "FOR" the re-election of the Board of Directors of all nominees listed below under "ELECTION OF DIRECTORS,"
"FOR" the ratification of the appointment of Rowles and
Company as independent auditors for the Company for the fiscal year ending December 31, 1997, "FOR"
Calvin B. Taylor Bankshares, Inc. to form and acquire a bank in Delaware, and at the proxy holder's discretion, on any other matter that may properly come before the Meeting. Any shareholder may revoke a proxy given pursuant to this solicitation prior to the Meeting by delivering an instrument revoking it or by delivering a duly executed proxy bearing a later date to the Secretary of the Company. A shareholder may elect to attend the meeting and vote in person even if he or she has a proxy outstanding.

        Management of the Company is not aware of any other matter to be presented for action at the meeting other than those mentioned in the Notice of Annual Meeting of Shareholders and referred to in this Proxy Statement. If any other matters come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote on such matters in accordance with their judgment.

SOLICITATION

        The costs associated with preparing,
assembling, and mailing the proxy materials and of reimbursing those aforementioned for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record, will be borne by the Company.

ITEM  1:     ELECTION OF DIRECTORS

        Article II of the Company's Articles of
Incorporation, and Section 2.03 of the Company's By-
Laws, as amended, provide that the Company's Board of Directors, each thereof, shall serve a one year term, expiring on the first Wednesday of May.
Furthermore, the aforementioned shall be elected on that same Wednesday for a one year term.

        It is the intention of the persons named as proxies in the accompanying proxy to vote FOR the election of the nominees identified below to serve for a one year term, expiring Wednesday, May 6, 1998, at the Annual Meeting of Shareholders. Should any nominee be unable or fail to accept nomination or election (which is not anticipated), the persons named as proxies in the proxy, unless otherwise specifically instructed in the proxy, will vote for the election in his stead for any such other person as the Company's existing Board of Directors.

        The Directors shall be elected by a
plurality of the votes cast at the meeting.

          The table below sets forth certain information about
                the nominees and officers, including age, position with the Company, and position with the Calvin B. Taylor Banking Co. (the "Bank), the
Company's wholly owned banking subsidiary. All of the nominees are currently Directors of the Company and the Bank and are nominated as Directors. Each of the nominees has been a Director of the Company since its formation on October 31, 1995.

                                     Title or
Position with the
Name                    Age             Corporation
Title or Position with the Bank

James R. Bergey, Jr.      41         Director                           Director
James R. Bergey, Sr.      62         Director,
Senior Vice                       Director, Senior
Vice
                                     President, and
Secretary                 President, and Manager
                                                                        of Ocean
 City
Branches Richard L. Bunting          67                                 Director
Director
John H. Burbage, Jr.      53         Director                           Director
Reese F. Cropper, Jr.     54         Director,
President, and                    Director,
President, and
                                     Chief Executive
Officer Chief Executive Officer
Hale Harrison             49         Director                           Director
Gerald T. Mason           48         Director                           Director
Joseph E. Moore           53         Director                           Director
Horace D. Quillin, Sr.    68         Director                           Director
Michael L. Quillin, Sr.   57         Director                           Director
Hugh F. Wilde, Sr.        68         Director                           Director

Executive Officer
William H. Mitchell       47         Treasurer                          Vice
 President

 and Cashier

Directors:

        Mr. James R. Bergey, Jr. was first elected as a Director of the Bank on February 2, 1994. His current term expires May, 1997. Mr. Bergey became a Director of the Company on October 31, 1995. Mr.
Bergey is a Certified Public Accountant and a Partner with Faw, Casson, & Co., LLP in Ocean City,
Maryland. He is also Chairman of the Board of Directors of Atlantic General Hospital in Berlin,
Maryland.

        Mr. James R. Bergey, Sr. was first elected
as a Director of the Bank on February 4, 1987.  His
current term expires May, 1997.  Mr. Bergey became a
Director, Senior Vice President, and Secretary of
the Company on October 31, 1995. Mr. Bergey has been
employed by the Bank since           1954.
        Mr. Richard L. Bunting was first elected
Director of the Bank on February 3, 1988. His current term expires May, 1997. He is also a member of the Bank's Executive Committee. Mr. Bunting became a Director of the Company on October 31, 1995. He is the retired President and part-owner of William B.
Tilghman Co., in Pocomoke, Maryland.

        Mr. John H. Burbage, Jr. was first elected as a Director of the Bank on February 4, 1987. His current term expires May, 1997. Mr. Burbage became a Director of the Company on October 31, 1995. Mr.
Burbage
is the owner of Mystic Harbour Development Co., Mystic Harbour Utility Co., Bethany Land Co., and
Style Guide Clothing Stores.

        Mr. Reese F. Cropper, Jr. has been employed by the Bank since May, 1962 and was elected
President in January, 1974. Mr. Cropper was first elected Director of the Bank on March 6, 1974. His current term expires May, 1997. He is a member of the Executive Committee of the Bank. Mr. Cropper became
President, Chief Executive Officer, and a Director of the Company on October 31, 1995. He is the past
President of the Maryland Bankers Association and he served a six year term as a member of the Banking
Board of the State of Maryland from 1983 to 1989.
Mr. Cropper is also a Director of the Atlantic
General Hospital Corporation.

        Mr. Hale Harrison was first elected as a Director of the Bank on January 8, 1975. His current term expires May, 1997. Mr. Harrison became a Director of the Company on October 31, 1995. He owns and operates several motels and restaurants in Ocean City, Maryland. Mr. Harrison serves as a member of the Board of Directors and as a member of the finance committee of Atlantic General Hospital.

        Mr. Gerald T. Mason was first elected as a Director of the Bank on February 2, 1994. His current term expires May, 1997. Mr. Mason became a Director of the Company on October 31, 1995. Mr.
Mason is the Administrator for Worcester County and serves as a Director of Hospice.

        Mr. Joseph E. Moore was first elected
Director of the Bank on November 3, 1976. His current term expires May, 1997. Mr. Moore became a Director of the Company on October 31, 1995. Mr.
Moore is a Partner at the law firm Williams, Hammond, Moore, Shockley & Harrison, P.A. He is the
Chairman of the Berlin Board of Zoning Appeals and a member of the Board of Directors at Atlantic General
Hospital.

        Mr. Horace D. Quillin, Sr. was first elected as Director of the Bank on August 2, 1972. His current term expires May, 1997. Mr. Quillin became a Director of the Company on October 31, 1995. He is the Chairman of the Executive Committee. He is the retired owner and operator of Berlin Ice Company in Berlin,
Maryland.
        Mr. Michael L. Quillin, Sr. was first
elected Director of the Bank on December 6, 1978.
His current term expires May, 1997. Mr. Quillin became a Director of the Company on October 31, 1995. Mr. Quillin owns and operates several motels in Ocean City, Maryland. He is a Director and
Treasurer of the Quillin Foundation. Mr. Quillin is also a member of the Ocean City Chamber of Commerce.
        Mr. Hugh F. Wilde, Sr. was first elected as a Director of the Bank on December 12, 1967. His current term expires May, 1997. Mr. Wilde became a Director of the Company on October 31, 1995. He is the
President of the Executive Corporation and a Partner in W.I.I. Ltd. Partnership. Mr. Wilde operates a motel in Ocean City, Maryland and is a member of the Ocean City Chamber of Commerce.

Executive Officer:

        Mr. William H. Mitchell has been employed by the Bank since June 1970. He became Vice
President of the Bank on February 3, 1988.  Mr.
Mitchell became Cashier of the Bank on February 5,
1986. He became Treasurer of the Corporation on October 31, 1995. Mr. Mitchell is not a Director, therefore he is not up for election.

        There are two sets of directors that have a family relationship. Mr. James R. Bergey, Sr. is the father of Mr. James R. Bergey, Jr.; and Mr.
Reese F. Cropper, Jr. and Mr. Joseph E. Moore are first cousins.

            None of the Directors of the Company and the Bank
               have been involved in any administrative or criminal proceedings. Mr. Mitchell, of the Company and the Bank, has not been involved in any administrative or criminal proceedings.



        THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" THE ELECTION OF THE
NOMINEES NAMED ABOVE.


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE OFFICERS OF THE COMPANY

                The table below presents a summary of the compensation for the last three fiscal years of Mr.
Reese F. Cropper, Jr., Chief Executive Officer and
President of the Company and Bank, and Mr. James R.
Bergey, Sr., Senior Vice President and Secretary of the Company and Bank. No other executive officers of the Company and Bank received an annual salary and bonus which exceeded $100,000 during any of the past three fiscal years.

Annual Compensation

 All Other
Name and Principal Position     Year       Salary
Bonus    Compensation(1)

Reese F. Cropper, Jr. - President       1996
$142,509                $5,720   $3,153
and Chief Executive Officer
                                1995      115,623
$4,818    2,299
                                1994      104,832
4,368     1,485

James R. Bergey, Sr., Senior
Vice President and Secretary    1996    $102,959
$4,136  $1,411
                                1995        93,640
3,760     1,432
                                1994        87,730
3,520     1,257



(1) Represents benefits paid by the bank in connection with the use of an automobile.


        Directors of the Company received a fee of $400 for each board meeting attended and $400 for each of the Bank's executive committee meetings attended. The Company also paid a Director Emeriti fee of $160 for each board meeting attended. Two
Directors, Richard L. Bunting and Horace D. Quillin,
Sr., are paid by
salary rather than a director's fee. Mr. Bunting and Mr. Quillin each received a salary of $29,744 for 1996. The total fees paid by the Company to Directors, not including Mr. Bunting and Mr.
Quillin, during 1996,
were $61,200.




Section 16(a) Beneficial Ownership Reporting
Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires (i) the Company's Directors and Executive Officers and (ii) persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC"), within certain specified time periods, reports of ownership and changes in ownership. Such Officers, Directors, and Shareholders are required by the SEC regulations to furnish the Company with copies of all such reports that they file.

        To the Company's knowledge, based solely upon a review of such copies of such reports furnished to the Company and representations that no other reports were required with respect to the year ended December 31, 1996, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis with respect to 1996.


PRINCIPAL SHAREHOLDER AND SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

        The following table sets forth the number and percentage of outstanding shares of the Company's Common Stock beneficially owned at the record date by (a) each Executive Officer of the Company, (b) each Director of the Company, (c) all
Directors and Executive Officers of the Company as a group, and (d) each person or entity known to the Company to own more than five percent of the outstanding Common Stock.


                                Shares of Common
Stock Beneficially Owned by Directors

Name and Address                Relationship to
Company Number          Percent(1)

James R. Bergey, Jr.                    Director
1800            .2%
6213 South Point Road
Berlin, Maryland 21811

James R. Bergey, Sr.            Director, Vice
President
100 20th Street                        and Secretary
7360            .9%
Ocean City, Maryland 21842

Richard L. Bunting                      Director
100           .01%
1911 Buck Harbor Road
Pocomoke, Maryland 21851

John H. Burbage, Jr.                    Director
11,230          1.38%
7 Main Street
Berlin, Maryland 21811

Reese F. Cropper, Jr.           Director, President
and
9620 Ocean View Lane            Chief Executive
Officer         24,856          3.06%
Ocean City, Maryland 21842




Name and Address                Relationship to
Company Number          Percent(1)

Hale Harrison                           Director
10,834          1.33%
1552 Teal Drive
Ocean City, Maryland 21842

Gerald T. Mason                 Director
100           .01%
Scotty Road
Pocomoke, Maryland 21851

Joseph E. Moore                 Director
856           .10%
319 South Main
Street
Berlin, Maryland
21811

Horace D. Quillin, Sr.                  Director
22,854          2.82% 100 Quillin Drive
Berlin, Maryland 21811

Michael L. Quillin, Sr.                 Director
8,000          .98%
P.O. Box 2
Ocean City, Maryland 21842

Hugh F. Wilde, Sr.                      Director
46,752          5.77%
P.O. Box 540
Ocean City, Maryland 21842


        Shares of Common Stock Beneficially Owned by
Executive Officers and Major Shareholders


Name and Address                Relationship to
Company Number          Percent(1)

William H. Mitchell                     Treasurer
228           .02%
8230 Donaway Road
Whaleyville, Maryland 21872

Stamp & Co.                             None
64,676          7.98%
c/o NationsBank Trust Co.
Income Collections, P.O. Box 96572
Washington, D.C.    20090

Mary E. Humphreys                       None
49,086          6.06%
6 Baker Street
Berlin, Maryland   21811

______________________


(1)     Based on 810,000 shares of Common Stock
outstanding.




CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Bank is legally represented by and
engages Williams, Hammond, Moore, Shockley, and
Harrison, P.A., of which Director of the Company, Joseph E. Moore, is a Partner. The total amount of legal fees for both the Company and Bank in 1996, as engaged by Mr. Moore, and/or his legal firm, was $2,183.

        Management believes that the terms of all of the above-described transactions are at least as favorable to the Company and the Bank as could have been obtained in negotiating transactions with independent third parties.

ITEM  2:     RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITORS

        Subject to ratification by the Shareholders, the Board of Directors has appointed Rowles &
Company as independent auditors to audit the financial statements of the Company for the 1997 fiscal year. Rowles & Company served as independent auditors for the fiscal years ended December 31, 1992, 1993,
1994, 1995, and 1996. A representative of Rowles &
Company is not expected to be present at the Meeting.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" THE RATIFICATION OF
ROWLES & COMPANY AS INDEPENDENT AUDITORS.


ITEM  3:     CALVIN B. TAYLOR BANKSHARES, INC. TO
FORM AND ACQUIRE A BANK IN
DELAWARE

        The Company was formed on October 31, 1995 to enable the Company to extend its banking services to other states, particularly Delaware.

            As a result, a new Delaware bank is in formation.
              On February 10, 1997, the Company purchased a piece of property on Route 26 in Ocean View, Delaware. This will be the site for a wholly-owned
Delaware Bank of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
FORMATION OF A DELAWARE BANK.

        All other matters to be voted upon shall be approved by a majority of the votes entitled to be cast at the meeting. Abstentions will not be considered to be either affirmative or negative votes.


SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF
SHAREHOLDERS

        Shareholders' proposals, intended to be
presented at the 1998 Meeting of Shareholders, must be received by the Company no later than December 3, 1997, to be presented at the 1998 Annual Meeting of Shareholders or considered for inclusion in the Company's Proxy statement for that meeting.




ANNUAL REPORTS

        COPIES OF THE COMPANY'S ANNUAL REPORT ARE
BEING MAILED TOGETHER WITH
THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE,
WITHOUT CHARGE, TO ANY
SHAREHOLDER OF RECORD AS OF APRIL 2, 1997, WHO SO
REQUESTS IN WRITING A COPY OF THE COMPANY'S ANNUAL
REPORT ON FORM 10-KSB (WITHOUT EXHIBITS) FOR THE
YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION. ANY SUCH
REQUESTS SHOULD BE DIRECTED TO HAROLD B. GORDY, III,
COMPLIANCE OFFICER, CALVIN B. TAYLOR BANKSHARES,
INC., P.O. BOX 5, BERLIN, MARYLAND  21811.






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